                                                                   Exhibit 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated February 2, 1996 incorporated by reference in Allied Capital Lending Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in such registration statement.


                                        MATTHEWS, CARTER AND BOYCE, P.C.

McLean, Virginia
March 20, 1997